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                                  EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Applix, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Alan Goldsworthy, Chief Executive Officer of the Company, and Walt Hilger, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Alan Goldsworthy
                                   ------------------------------------
Dated: November 12, 2002           Alan Goldsworthy
                                   Chief Executive Officer

                                   /s/ Walt Hilger
                                   ------------------------------------
Dated: November 12, 2002           Walt Hilger
                                   Chief Financial Officer